UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2026

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Rent the Runway, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-40958	80-0376379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rent the Runway, Inc.

10 Jay Street

Brooklyn, New York 11201

(Address of principal executive offices, including zip code)

(212) 524-6860
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	RENT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On September 11, 2026, Rent the Runway, Inc. (the “Company”) entered into a rights offering backstop agreement (the “Rights Offering Backstop Agreement”), by and among the Company, CHS US Investments LLC (“CHS”), Gateway Runway, LLC (“Nexus”) and S3 RR Aggregator, LLC (“STORY3” and, collectively with CHS and Nexus, the “Investor Group”), in connection with a $15,000,000 rights offering by the Company (the “Rights Offering”) to enhance the Company’s financial position and financial flexibility. Pursuant to the Rights Offering, the Company will distribute to all eligible holders of record of its Class A common stock, par value $0.001 per share (the “Class A Common Stock”), as of 5:00 p.m., New York City time on the record date to be determined at a later date by the Board of Directors of the Company (the “Record Date”), at no cost and on a pro rata basis, transferable subscription rights to purchase shares of Class A Common Stock at a subscription price equal to the greater of (i) $3.55, which represents the volume weighted average price of our Class A Common Stock for the 15-day trading period ending on the second trading day preceding the date of the Rights Offering Backstop Agreement and (ii) the volume weighted average price of our Class A Common Stock for the 15-day trading period through and including the Record Date (the “Subscription Price”).

In connection with the Rights Offering, the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1. Under the Rights Offering Backstop Agreement, the Investor Group agreed to purchase from the Company, at the Subscription Price, all unsubscribed shares of the Class A Common Stock (the “Unsubscribed Shares”) to be issued in connection with the Rights Offering, on the terms and subject to the conditions set forth in the Rights Offering Backstop Agreement. The completion of the Rights Offering, as well as the Investor Group’s obligations to complete the purchase of shares pursuant to the Rights Offering Backstop Agreement, are subject to certain customary conditions, including among others, that a registration statement with respect to the Rights Offering has been declared and remains effective.

The description of the terms of the Rights Offering Backstop Agreement does not purport to be complete and is qualified in its entirety by the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Rights Offering Backstop Agreement and the issuance of the Unsubscribed Shares, if any, is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Rights Offering Backstop Agreement, dated September 11, 2026, by and among the Company and the Investor Group
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT THE RUNWAY, INC.

By:	/s/ Dave Loretta
	Name:	Dave Loretta
	Title:	interim Chief Financial Officer & Treasurer

Dated: September 11, 2026